UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) December 7, 2007

                             STAR GAS PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         Delaware                 001-14129                06-1437793
     (State or other           (Commission File          (IRS Employer
     jurisdiction of               Number)            Identification No.)
      incorporation)


  2187 Atlantic Street, Stamford, CT                   06902
   (Address of principal executive                   (Zip Code)
               offices)

             Registrant's telephone number, including area code (203) 328-7310

                                 Not Applicable
               (Former name or former address, if changed since last report.) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 7, 2007, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued a press release announcing its financial results for its fiscal fourth quarter ending September 30, 2007. A copy of the press release is furnished within this report as Exhibit 99.1.

The information in this report is being furnished, and is not deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 7.01.  REGULATION FD DISCLOSURE

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 A copy of the Star Gas Partners, L.P. Press Release dated December 7, 2007.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STAR GAS PARTNERS, L.P.
                              By: Kestrel Heat, LLC (General Partner)

                              By:    /s/  Richard F. Ambury
                                 ------------------------------------------
                              Name: Richard F. Ambury
                              Title:   Chief Financial Officer
                                          Principal Financial Officer
                                          Date:   December 7, 2007